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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 17, 1999
                                                         -----------------




                              Escalon Medical Corp.
                              ---------------------
             (Exact name of registrant as specified in its charter)




          Delaware                     0-20127                 33-0272839
          --------                     -------                 ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)




351 East Conestoga Road, Wayne, Pennsylvania                   19087
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(Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (610) 688-6830



                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.       OTHER EVENTS.
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         On November 17, 1999, Escalon Medical Corp., a California corporation
("Escalon California"), merged with and into one of its wholly owned subsidiaries, Escalon Medical Corp. (formerly Escalon Delaware, Inc.), a Delaware corporation (the "Registrant"), for the purpose of reincorporating Escalon California in the State of Delaware (the "Merger") pursuant to an Agreement and Plan of Merger dated as of November 17, 1999 (the "Merger Agreement") between Escalon California and the Registrant. Pursuant to the Merger Agreement, the separate corporate existence of Escalon California ceased and the Registrant is the surviving corporation of the Merger.

         The Registrant succeeded to all of the assets, rights and properties of Escalon California and assumed all of the debts, liabilities and obligations of Escalon California. Each share of Common Stock of Escalon California, no par value, issued and outstanding immediately prior to the effective date of the Merger was automatically converted into one fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Registrant. Each outstanding certificate representing issued and outstanding shares of Common Stock of Escalon California immediately prior to the effective date of the Merger is deemed to represent the number of shares of Common Stock of the Registrant into which shares of Escalon California Common Stock were converted in the Merger. The directors and officers of the Registrant immediately prior to the effective date of the Merger continued to serve as the directors and officers of the Registrant after the Merger. Also, the Certificate of Incorporation and By-Laws of the Registrant as in effect immediately prior to the effective date of the Merger continued in full force and effect after the Merger, except that the name of the Registrant changed to Escalon Medical Corp. The Registrant has assumed and will continue the stock option plans and all other employee benefit plans of Escalon California. In addition, each outstanding and unexercised option and warrant to purchase Escalon California Common Stock automatically became an option or warrant to purchase the same number of shares of Common Stock of the Registrant on the same terms and conditions and at an exercise price per share equal to the respective exercise price per share applicable to any such Escalon California option or warrant prior to the Merger.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
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   (a)        Not applicable.
   (b)        Not applicable.
   (c)        Exhibits.

              Exhibit No.           Document
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              2.1                   Agreement and Plan of Merger between Escalon
                                    Medical Corp. and Escalon Delaware, Inc.
                                    (incorporated by reference to Exhibit A of the Registrant's preliminary proxy materials relating to its 1999 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission (the "Commission") on September 29, 1999 (the "Proxy
                                    Statement").


                                       -2-
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              Exhibit No.           Document

              3.1 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit B of the Proxy Statement).

              3.2 By-Laws of the Registrant (incorporated by reference to Exhibit C of the Proxy Statement).




                                       -3-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ESCALON MEDICAL CORP.



Date: November 17, 1999           By:   /s/ Richard J. DePiano
                                        ----------------------
                                            Richard J. DePiano
                                            Chairman and Chief Executive Officer
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                                  EXHIBIT INDEX
                                  -------------



              Exhibit No.           Document
              -----------           --------

              2.1 Agreement and Plan of Merger between Escalon Medical Corp. and Escalon Delaware, Inc. (incorporated by reference to Exhibit A of the Registrant's preliminary proxy materials relating to its 1999 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission (the "Commission") on September 29, 1999 (the "Proxy Statement").

              3.1 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit B of the Proxy Statement).

              3.2 By-Laws of the Registrant (incorporated by reference to Exhibit C of the Proxy Statement).